QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.20.1

AMENDMENT

        This Amendment to that certain agreement effective November 15, 1999, entitled Winding-Up of Alliance, Production and Marketing Framework ("the Winding-Up Agreement") is entered into as of April 26, 2002, 2002 by and between Displaytech, Inc., a Colorado corporation ("Displaytech") with principal executive offices at 2602 Clover Basin Drive, Longmont, Colorado 80503, and Agilent Technologies, Inc. ("Agilent"), a Delaware corporation with an office at 350 W. Trimble Avenue, San Jose, California 95131. This amendment amends the Winding-Up Agreement to the following extent:

  1.
  Displaytech shall deliver royalty reports to Agilent within 45 days after the end of each Displaytech fiscal quarters. The parties reaffirm the audit rights granted to Agilent in the Winding Up Agreement.

  2.
  Within 30 days of the Effective Date of this Amendment, Displaytech shall remit to Agilent no less than 50% of the royalties past due.

  3.
  Contemporaneously with the quarterly royalty reports, Displaytech shall remit to Agilent no less than 33% of the amounts owed as indicated in the reports.

  4.
  Any balance outstanding after the payment of past due royalties referred to in number 2, above, shall be subject to an annual interest of 16%, compounded quarterly.

  5.
  Displaytech may make payments for any outstanding balance at any time.

  6.
  All amounts due to Agilent by Dispalytech shall be paid in full no later than April 30, 2004.

  7.
  In the event that Displaytech is acquired, sold or dissolved, any outstanding balance shall become immediately due and payable.

        IN WITNESS WHEREOF, each Party has executed this Agreement by signature of its authorized representative.

DISPLAYTECH, INC.		SPG, A DIVISION OF AGILENT TECHNOLOGIES
By	/s/ RICHARD BARTON	By	/s/ JAMES L. LEISING
Richard Barton Chief Executive Officer		James L. Leising Strategic Alliance Manager
Date of Signature: 30 April, 2002		Date of Signature: 25 April, 2002

QuickLinks

AMENDMENT